THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL (INCLUDING, AT THE COMPANY'S OPTION, AN OPINION OF COUNSEL) THAT REGISTRATION IS NOT REQUIRED FOR SUCH OFFER OR TRANSFER AND THAT SUCH OFFER OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

No. A-1                         Warrant to Purchase X,XXX Shares of Common Stock

WARRANT TO PURCHASE SHARES OF COMMON STOCK

                           OF GSE SYSTEMS, INC. Dated:

                               February 28, 2006

                    THIS CERTIFIES THAT, for value received,

                           **[INSERT INVESTOR NAME]**
or registered assigns, is entitled to purchase from GSE SYSTEMS, Inc., a Delaware corporation (the "Company"), at any time and from time to time on or after the date hereof (the "Effective Time") and on or before 5:00 p.m., New York City time, on February 28, 2011 (the "Expiration Date"), X,XXX fully paid and non-assessable shares (the "Warrant Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock"), subject to the adjustments and on the terms and conditions hereinafter set forth, at the exercise price per Warrant Share equal to 110% of the closing price of the Company's common stock on the closing date of the Series A Cumulative Convertible Preferred Stock offering (as such price may be adjusted from time to time in accordance with the terms of this Agreement, the "Exercise Price").

          Section 1. Transfer and Exchange.

     1.1. Transfer. This Warrant shall be transferable subject to compliance with all federal and state securities laws and may be distributed by the holder hereof (hereinafter the "Holder") to the Company or, with the prior written consent of the Company, not to be unreasonably withheld, to Affiliates (as defined below) or successors of the Holder, who in each case are "accredited investors" as defined in Regulation D promulgated under the Securities Act of 1933, upon (a) delivery of the Warrant, accompanied by a written instrument or instruments of transfer in form reasonably acceptable to the Company, duly executed by the Holder or by the duly appointed legal representative thereof or by a duly authorized attorney; and (b) accompanied by an opinion of counsel reasonably satisfactory to counsel for the issuer that such transfer is in compliance with all federal and state securities laws. "Affiliate," as used in this Section 1, means any person or entity that controls, is controlled by or is under common control with any owner or member of the Holder.

     Section 1.2. Exchange. This Warrant may be exchanged at the option of the Holder for another Warrant or Warrants of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares. Such request must be in writing delivered to the Company, and be accompanied by this Warrant properly endorsed at the principal office of the Company.

          Section 2. Exercise of Warrants.


     (a) Subject to the terms of this Warrant, this Warrant may be exercised at any time in whole and from time to time in part, at the option of the Holder, on or after the Effective Time and on or prior to the Expiration Date. This Warrant shall initially be exercisable in whole or in part for an aggregate of X,XXX fully paid and nonassessable shares of Common Stock for an exercise price per share equal to the Exercise Price, by delivery to the Company of:


          (i) a  completed  Election  to  Purchase,  in the  form  set  forth in
     Exhibit I, executed by the Holder exercising all or part of the purchase rights represented by this Warrant;


          (ii) this Warrant;


          (iii) if this Warrant is not registered in the name of the initial registered Holder, an assignment in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the current Holder; and


          (iv) payment of an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise in the form of, at the Holder's option, (A) a certified or bank cashier's check payable to the Company, or (B) a wire transfer of funds to an account designated by the Company.


          (b) As used herein:


          (i) "Fair Market Value" of a security shall mean (a) if available, the Market Price thereof, and (b) otherwise, if Market Price is not available, the Appraised Value.


          (ii) "Market Price" of any security, on any given day, shall mean the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed on such day, or, if there has been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day such security is not so listed, the average of the representative bid and asked prices quoted in the American Stock Exchange as of 4:00 P.M., New York time, or, if on such day such security is not quoted in the American Stock Exchange, the average of the highest bid and lowest asked prices on such day in the domestic over the counter market as reported by the PinkSheet, LLC, or any similar successor organization. If at any time such security is not listed on any securities exchange or quoted in the American Stock Exchange or the over-the-counter market, the "Market Price" shall be the fair value th ereof determined jointly by the Company and the Holder of the Warrant Shares. If such parties are unable to reach agreement within thirty (30) days, then the Market Price shall be deemed not to be available, and the "Market Price" shall be deemed the Appraised Value.


          (iii) "Appraised Value" shall mean, in the event the Market Price is not available, the fair market value of a security without discount for limitations on voting rights, minority interests, illiquidity or restrictions on transfer, as determined by an appraisal performed at the expense of the Company by any of (w) Houlihan, Lokey, Howard & Zukin, (x) Duff & Phelps, (y) Willamette Management Associates, or any successor to such firms, or (z) such other national appraisal valuation firm of recognized standing acceptable to Holder in its reasonable discretion as the Company shall elect (the "Appraiser"); provided that (i) any such Appraiser identified in clauses (w) through (z) must be independent of, and not have any other relationship with, the Company and (ii) the Appraiser shall be directed to determine the value of such securities as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination of the Fair Market Value by the Appraiser will be conclusive and binding on all parties to this Agreement. The costs of the Appraiser will be borne by the Company. In no event will the Appraised Value of the Common Stock, other securities or property be less than the per share consideration received or receivable with respect to Common Stock or securities or property of the same class as the other securities, as the case may be, in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Company, sale or transfer of all of a majority of its assets or revenue or income generating capacity, or similar transaction.


     (c) Upon the exercise of this Warrant, the Company shall issue and cause promptly to be delivered upon such exercise to, or upon the written order of, the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares to which such Holder shall be entitled, together with cash in lieu of any fraction of a Warrant Share otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be the person or persons entitled to receive the Warrant Shares issuable upon exercise of this Warrant shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the close of business on the date of the surrender of this Warrant and full payment of the Exercise Price.


     (d) If this Warrant is exercised in respect of less than all of the Warrant Shares evidenced by this Warrant at any time prior to the Expiration Date, a new Warrant evidencing the remaining Warrant Shares shall be issued to the Holder, or its nominee(s), without charge therefor.

          Section 3. Investment Intent; Restrictive Legends. The Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or state securities laws. The holder of a Warrant Certificate, by its acceptance thereof, represents and warrants that the Warrant and Warrant Shares are being acquired as an investment and not with a view to the distribution thereof, and understands and acknowledges that each Warrant or Share Certificate shall bear a restrictive legend substantially as set forth below, until with respect to the Warrant Shares, the effectiveness of a registration covering such shares:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL (INCLUDING, AT THE COMPANY'S OPTION, AN OPINION OF COUNSEL) THAT REGISTRATION IS NOT REQUIRED FOR SUCH OFFER OR TRANSFER AND THAT SUCH OFFER OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND REGULATIONS PROMULGATED THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE SECURITIES ACT OR AN Y APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

          Section 4. Representations and Covenants of the Company.

     (a) The Company represents and warrants to the Holder that the execution, delivery and issuance of this Warrant, the Company's performance of its obligations hereunder and the issuance of the Warrant Shares do not and will not conflict with, violate or constitute a default under the Company's Certificate of Incorporation or By-laws, any state or federal laws, the provisions or terms of any outstanding securities of the Company or any order, writ, decree, judgment or material agreement to which the Company is party or its assets are subject.

     (b) The execution and delivery by the Company of this Warrant and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of the Company. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant.

          Section 5. Payment of Taxes. The Company shall pay all federal and state taxes (other than taxes on income of the Holder), documentary taxes, stamp taxes, if any, and other governmental charges that may be imposed upon the issuance or delivery of this Warrant or upon the issuance or delivery of Warrant Shares upon the exercise of this Warrant, provided, however, that the Company shall not be required to pay any taxes payable in connection with any transfer involved in the issuance or delivery of any Warrants or Warrant Shares in a name other than that of the Holder in respect of which such Warrant Shares are issued. The Company may refuse to deliver the certificates representing the Warrant Shares being issued in a name other than the Holder's name until the Company receives a sum sufficient to pay any tax that will be due because such shares are to be issued in a name other than the Holder's name.

          Section 6. Mutilated or Missing Warrants. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and, in the case of a lost, stolen or destroyed Warrant, an indemnity, satisfactory to the Company, to hold the Company harmless as a result of any such delivery, provided that in the event that the Holder of any such lost, stolen or destroyed Warrant is the initial Holder, then the affidavit of such initial Holder, setting forth the fact of loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of the new Warrant other than the written agreement of such initial Holder to indemnify the Company.

          Section 7. Reservation of Warrant Shares, Obtaining of Governmental Approvals and Stock Exchange Listings.

          Section 7.1. Reservation of Warrant Shares. The Company shall at all times keep reserved and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or authorized Common Stock held in its treasury, a number of shares of Common Stock and, in the case of any adjustment made pursuant to Section 9, out of the applicable authorized but unissued class and series of other securities, other securities, if any, sufficient to provide for the full exercise of this Warrant.

     The transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's securities issuable upon the exercise of this Warrant shall be irrevocably authorized and directed at all times to reserve such number of authorized securities as shall be required for such purpose. The Company shall keep a copy of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for shares of the Company's securities issuable upon the exercise of this Warrant. The Company shall supply such transfer agent with duly executed certificates representing the Common Stock or other securities for such purposes and shall provide or otherwise make available any cash that may be payable as provided in Section 10 hereof.

     The Company covenants that all Warrant Shares issued upon exercise of this Warrant will, upon issuance in accordance with the terms of this Warrant, be fully paid and nonassessable and free from all taxes, liens, charges, security interests and other encumbrances other than liens, charges, security interests and other encumbrances created by the person or entity to whom the Warrant Shares are issued.

     The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant; but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          Section 7.2. Governmental Approvals and Stock Exchange Listings. The Company will use its best efforts to (i) obtain and keep effective any and all permits, consents and approvals of Federal or state governmental agencies and authorities and make all filings under Federal and state securities laws, that are required in connection with the issuance and delivery of this Warrant, the exercise of this Warrant, and the issuance and delivery of the Warrant Shares issued upon exercise of this Warrant, and (ii) have the Warrant Shares, upon their issuance, listed on each securities exchange on which the Common Stock (or any other securities included in Warrant Shares) are then listed.

          Section 8. Cancellation of Warrants. If the Company purchases or otherwise acquires this Warrant, the Company shall cancel this Warrant, and any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part.

          Section 9. Adjustment of Warrant Shares.

          Section  9.1.  Subdivision  or  Combination  of Common  Stock.  If the
Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Shares in effect immediately prior to such subdivision will be proportionately increased and the Exercise Price proportionately decreased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Shares in effect immediately prior to such combination will be proportionately decreased and the Exercise Price proportionately increased.

          Section 9.2. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (as determined by the Board of Directors, but in form and substance reasonably satisfactory to the Holder) to ensure that the Holder will upon closing of such Organic Change thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of the Warrant, such shares of stock, securit ies or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of the Warrant had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the Holder) with respect to the Holder's rights and interests to ensure that the provisions of this Section 9 and Section 10 hereof will thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate and appropriate adjustment of the Exercise Price based on the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate and appropriate adjustment in the number of Warrant Shares). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereo f, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance satisfactory to the Holder), the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

          Section 9.3. Notices.

     (a) Promptly upon any adjustment of the Warrant Shares, the Company will give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     (b) The Company will give written notice to the Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record
(A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

     (c) The Company will also give written notice to the Holder at least twenty
(20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          Section 10. Rights as Stockholders. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive any notice (other than as set forth herein) as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

          Section 11. Identity of Transfer Holder. Promptly upon the appointment of any subsequent transfer agent of the Common Stock, or any other securities issuable upon the exercise of this Warrant, the Company will deliver to the Holder a statement setting forth the name and address of such subsequent transfer agent.

          Section 12. Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

        if to the Company:

        GSE Systems, Inc.
        7133 Rutherford  Road, Suite 200
        Baltimore,  Maryland 21244
        Attention:  John V. Moran
        Facsimile No.: 410-277-5287

        if to the Holder:

     [Record address notified to the Company by the Holder]

     The Company or the Holder by notice to the other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication mailed to the Holder shall be mailed by first class mail or other equivalent means at such Holder's address and shall be sufficiently given to such Holder if so mailed within the time prescribed.

          Section 13. Amendment and Waiver. The Company and the Holder may from time to time supplement, modify or amend this Warrant, except, this Warrant may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the persons holding Warrants representing the right to purchase a majority of the Warrant Shares purchasable upon exercise of the then outstanding Warrants.

          Section 14. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall be binding upon and shall inure to the benefit of their respective permitted successors and assigns hereunder.

          Section 15. Merger or Consolidation of the Company. The Company shall not merge or consolidate with or into any other entity unless the entity resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement satisfactory in form to the Holder and executed and delivered to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

          Section 16. Governing Law. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 17. Third Party Beneficiary. The provisions hereof have been and are made solely for the benefit of the Company and the Holder, and their respective successors and assigns, and no other person shall acquire or have any right hereunder or by virtue hereof.

          Section 18. Headings. The headings in this Warrant are for convenience only and shall not limit or otherwise affect the meaning hereof.

          Section 19. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

          Section 20. Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, the Holder shall be entitled to the benefits of the Registration Rights Agreement with respect to the Warrant Shares.

          Section 21. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Warrant, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          Section 22. Further Assurances. Each party hereto agrees to use all reasonable efforts to obtain all consents and approvals, and to do all other things, necessary for the transactions contemplated by this Warrant on or prior to the Expiration Date. The parties agree to take such further action and to deliver or cause to be delivered to each other after the date hereof such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Warrant and the agreements and transactions contemplated hereby and thereby.

          Section 23. Equitable Remedies. Each party hereto acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. Each party hereto accordingly agrees that each other party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant, or any agreement contemplated hereunder, and to enforce specifically the terms and provisions hereof or thereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of, other remedies at law.

     IN WITNESS WHEREOF, GSE SYSTEMS, Inc. has caused this Warrant to be duly executed, all as of the day and year first above written.

                                GSE SYSTEMS, INC.

                                _________________________
                                By: John V. Moran
                                Its: Chief Executive Officer

(Corporate Seal)

Attest:


Secretary


                                                                       EXHIBIT I
                                                                      ----------

                              ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that Certificates for such shares be issued and delivered as follows:

ISSUE TO:       ____________________________________
                (Name)

                ____________________________________
                (Address, Including Zip Code)

                ____________________________________
                (Social Security or Tax Identification Number)

DELIVER TO:     ____________________________________
                (Name)

                ____________________________________
                (Address, Including Zip Code)

     In payment of the purchase  price with  respect to this Warrant  exercised,
the  undersigned  hereby tenders  payment of $          by (i) certified or bank
cashiers check payable to the order of the Company ; or (ii) a wire transfer of such funds to an account designated by the Company (check applicable box). If the number of Warrant Shares hereby exercised is fewer than all the Warrant Shares represented by this Warrant, the undersigned requests that a new Warrant representing the number of full Warrant Shares not exercised to be issued and delivered as set forth below:


Name of Holder or Assignee:  _______________________
                                (Please Print)


Address:  __________________________________________

          __________________________________________


Signature:  ______________________  DATED:  __________,  200__  (Signature  must conform in all respects to name of holder as specified on the fact of this Warrant)

Signature Guaranteed:_______________________________

                                                                      EXHIBIT II
                                                                      ----------
                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of Warrant Shares set forth below:

                                                                     Taxpayer
                                          Number of               Identificaiton
Name of Assignee        Address         Warrant Shares               Taxpayer
----------------        -------         --------------              ------------


and does hereby irrevocably constitute and appoint ___________________, Attorney, to make such transfer on the Warrant Register maintained at the principal office of the Company with full power of substitution in the premises.

Dated: ______________ 200______
      Signature

(Signature must conform in all respects to name of holder as specified on the face of this Warrant).



Signature Guaranteed:

________________________________________________________________________________